                                                                          EX-4.1

                                 FIRST AMENDMENT
                                 ---------------



         FIRST AMENDMENT (this "Amendment"), dated as of September 16, 1998, among HARRAH'S ENTERTAINMENT, INC. ("Parent"), HARRAH'S OPERATING COMPANY, INC. (the "Company"), MARINA ASSOCIATES ("Marina"), the lenders party to the Credit Agreements referred to below (the "Banks"), CANADIAN IMPERIAL BANK OF COMMERCE and SOCIETE GENERALE, as Co-Syndication Agents (the "Co-Syndication Agents"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be, referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Parent, the Company, Marina, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 and further amended and restated as of April 1, 1998 (the "5-Year Credit Agreement");

         WHEREAS, Parent, the Company, Marina, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1995 and amended and restated as of April 1, 1998 (the "364-Day Credit Agreement", and together with the 5-Year Credit Agreement, the "Credit Agreements"); and

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreements as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Section 9.05 of the 5-Year Credit Agreement is hereby amended by (i) deleting the reference to the amount "$180,000,000" appearing in clause (ii) thereof and inserting the amount "$195,000,000" in lieu thereof and (ii) deleting the reference to the amount "$180,000,000" appearing in the last sentence thereof and inserting the amount "$195,000,000" in lieu thereof.

         2. Section 8.05 of 364-Day Credit Agreement is hereby amended by (i) deleting the reference to the amount "$180,000,000" appearing in clause (ii) thereof and inserting the amount "$195,000,000" in lieu thereof and (ii) deleting the reference to the amount "$180,000,000" appearing in the last sentence thereof and inserting the amount "$195,000,000" in lieu thereof.

         3. The definition of "Jazz Casino Loans" appearing in Section 11.01 of the 5-Year Credit Agreement is hereby amended by deleting the reference to the amount "$180,000,000" appearing therein and inserting the amount
"$195,000,000" in lieu thereof.

         4. The definition of "Jazz Casino Loans" appearing in Section 10.01 of the 364-Day Credit Agreement is hereby amended by deleting the reference to the amount "$180,000,000" appearing therein and inserting the amount "$195,000,000" in lieu thereof.

         5. In order to induce the Banks to enter into this Amendment, Parent and each Borrower hereby represent and warrant that (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in each Credit Agreement shall be true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

         6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Credit Document.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent, the Company and the Administrative Agent.

         8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         9. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Parent, the Borrowers and the Required Banks under, and as defined in, each Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         10. From and after the First Amendment Effective Date, all references in the Credit Agreements and the other Credit Documents to each Credit Agreement shall be deemed to be references to each such Credit Agreement as modified hereby.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  HARRAH'S ENTERTAINMENT, INC.

                                  By:      /s/ Charles L. Atwood
                                           ---------------------------
                                           Name: Charles L. Atwood
                                           Title: Vice President/Treasurer


                                  HARRAH'S OPERATING COMPANY, INC.

                                  By:      /s/ Charles L. Atwood
                                           ---------------------------
                                           Name: Charles L. Atwood
                                           Title: Vice President/Treasurer


                                  MARINA ASSOCIATES

                                  By:      HARRAH'S ATLANTIC CITY, INC.,
                                           a general partner

                                  By:      /s/ Stephen H. Brammell
                                           ---------------------------
                                           Name: Stephen H. Brammell
                                           Title: Assistant Secretary


                                  By:      HARRAH'S NEW JERSEY, INC.,
                                           a general partner

                                  By:      /s/ Stephen H. Brammell
                                           ---------------------------
                                           Name: Stephen H. Brammell
                                           Title: Assistant Secretary

                                  BANKERS TRUST COMPANY,
                                  Individually and as Administrative Agent

                                  By:      /s/ Mary Kay Coyle
                                           ---------------------------
                                           Name: Mary Kay Coyle
                                           Title: Managing Director


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                  Individually and as Documentation Agent

                                  By:      /s/ Scott L. Faber
                                           ---------------------------
                                           Name: Scott L. Faber
                                           Title: Vice President
                                           Bank of America NT&SA


                                  SOCIETE GENERALE, Individually and as a
                                  Co-Syndication Agent

                                  By:      /s/ J. Blaine Shaum
                                           ---------------------------
                                           Name: J. Blaine Shaum
                                           Title: Managing Director


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  Individually and as Co-Syndication Agent

                                  By:      /s/ Carter W. Harned
                                           ---------------------------
                                           Name: Carter W. Harned
                                           Title: Director
                                           CIBC Oppenheimer Corp.,
                                           AS AGENT


                                  FLEET BANK, N.A.

                                  By:      /s/ John T. Harrison
                                           ---------------------------
                                           Name: John T. Harrison
                                           Title: Sr. Vice President

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                                  By:      /s/ Sue Fuller
                                           ---------------------------
                                           Name:  Sue Fuller
                                           Title: Vice President


                                  NATIONSBANK, N.A. (SOUTH)

                                  By:      /s/ John N. Ellington
                                           ---------------------------
                                           Name: John N. Ellington
                                           Title: Vice President


                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE, NEW YORK BRANCH

                                  By:      /s/ Cynthia M. Niesen  and
                                           Walter T. Duffy, III
                                           ---------------------------
                                           Name: Cynthia M. Niesen
                                           Title: Managing Director
                                           Name: Walter T. Duffy, III
                                           Title: Associate


                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH

                                  By:      /s/ Rebecca J. S. Silbert
                                           ---------------------------
                                           Name: Rebecca J. S. Silbert
                                           Title: SVP


                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:      /s/ Gary W. Wessels
                                           ---------------------------
                                           Name: Gary W. Wessels
                                           Title: Vice President


                                  THE BANK OF NEW YORK

                                  By:      /s/ Ann Marie Hughes
                                           ---------------------------
                                           Name: Ann Marie Hughes
                                           Title: Vice President

                                  DEUTSCHE BANK AG, acting through its
                                  New York Branch

                                  By:      /s/ Stephan A. Wiedemann
                                           ---------------------------
                                           Name: Stephan A. Wiedemann
                                           Title: Director

                                  By:      /s/ Hans-Josef Thiele
                                           ---------------------------
                                           Name: Hans-Josef Thiele
                                           Title: Director


                                  THE MITSUBISHI TRUST & BANKING CORP.

                                  By:      /s/ Toshihiro Hayashi
                                           ---------------------------
                                           Name: Toshihiro Hayashi
                                           Title: Senior Vice President


                                  UNITED STATES NATIONAL BANK OF OREGON

                                  By:      /s/ Dale Parshall
                                           ---------------------------
                                           Name: Dale Parshall
                                           Title: Vice President


                                  ABN AMRO BANK N.V., SAN FRANCISO
                                  BRANCH

                                  By:      ABN AMRO NORTH AMERICA, INC.,
                                           as its Agent

                                  By:      /s/ Jeffrey A. French
                                           ---------------------------
                                           Name: Jeffrey A. French
                                           Title: Group Vice President
                                                  & Director


                                  By:      /s/ Michael M. Tolentino
                                           ---------------------------
                                           Name: Michael M. Tolentino
                                           Title: Vice President

                                  THE BANK OF NOVA SCOTIA

                                  By:      /s/ F.C.H. Ashby
                                           ---------------------------
                                           Name: F.C.H. Ashby
                                           Title: Senior Manager Loan
                                                  Operations


                                  COMMERZBANK AG, LOS ANGELES BRANCH

                                  By:      /s/ Christian Jagenberg
                                           ---------------------------
                                           Name: Christian Jagenberg
                                           Title: SVP and Manager


                                  By:      /s/ Werner Schmidbauer
                                           ---------------------------
                                           Name: Werner Schmidbauer
                                           Title: Vice President


                                  FIRST SECURITY BANK, N.A.

                                  By:      /s/ David P. Williams
                                           ---------------------------
                                           Name: David P. Williams
                                           Title: Vice President


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  ATLANTA AGENCY

                                  By:      /s/ Koichi Hasegawa
                                           ---------------------------
                                           Name: Koichi Hasegawa
                                           Title: Senior Vice President and
                                                  Deputy General Manager


                                  THE TOKAI BANK, LIMITED, NEW YORK BRANCH

                                  By:      /s/ Shinichi Nakatani
                                           ---------------------------
                                           Name: Shinichi Nakatani
                                           Title: Assistant General Manager

                                  BANQUE NATIONALE DE PARIS, HOUSTON
                                  AGENCY

                                  By:      /s/ Warren G. Parham
                                           ---------------------------
                                           Name: Warren G. Parham
                                           Title: Vice President


                                  MICHIGAN NATIONAL BANK

                                  By:      /s/ Joseph M. Redoutey
                                           ---------------------------
                                           Name: Joseph M. Redoutey
                                           Title: Relationship Manager


                                  FIRST NATIONAL BANK OF COMMERCE

                                  By:      /s/ Louis Ballero
                                           ---------------------------
                                           Name: Louis Ballero
                                           Title: SVP


                                  WACHOVIA BANK, N.A.

                                  By:      /s/ Karin E. Reel
                                           ---------------------------
                                           Name: Karin E. Reel
                                           Title: Vice President


                                  FIRST AMERICAN NATIONAL BANK

                                  By:      /s/ Elizabeth H. Vaughn
                                           ---------------------------
                                           Name: Elizabeth H. Vaughn
                                           Title: Senior Vice President

                                  FIRST TENNESSEE BANK NATIONAL
                                  ASSOCIATION

                                  By:      /s/ James H. Moore, Jr.
                                           ---------------------------
                                           Name: James H. Moore, Jr.
                                           Title: Vice President


                                  By:
                                           ---------------------------
                                           Name:
                                           Title:


                                  HIBERNIA NATIONAL BANK

                                  By:      /s/ Ross S. Wales
                                           ---------------------------
                                           Name: Ross S. Wales
                                           Title: Assistant Vice President


                                  First American National Bank, operating
                                  as, and successor in interest by merger
                                  to, Deposit Guaranty National Bank

                                  By:      /s/ Larry C. Ratzlaff
                                           ---------------------------
                                           Name: Larry C. Ratzlaff
                                           Title: Senior Vice President


                                  ERSTE BANK DER OESTERREICHISCHEN
                                  SPARKASSEN AG

                                  By:      /s/ David Manheim
                                           ---------------------------
                                           Name: David Manheim
                                           Title: Assistant Vice President


                                  By:      /s/ Rima Terradista
                                           ---------------------------
                                           Name: Rima Terradista
                                           Title: Vice President

                                  SUNTRUST BANK, NASHVILLE, N.A.

                                  By:      /s/ Renee D. Drake
                                           ---------------------------
                                           Name: Renee D. Drake
                                           Title: Vice President


                                  By:
                                           ---------------------------
                                           Name:
                                           Title:


                                  NBD BANK, N.A.

                                  By:      /s/ William C. Corrigan
                                           ---------------------------
                                           Name: William C. Corrigan
                                           Title: Vice President